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                                  EXHIBIT 10.2

                             BUSINESS PROPERTY LEASE

(1) THIS LEASE      Made this     15th      day of  February, 2005

by and between A. S. Nakadar, c/o 29865 W. 6 Mile, Ste. 102, Livonia, Michigan 48152,

the Lessor, hereinafter designated as the Landlord, and Muslim Media Network, Inc., 29006 W. Eight Mile Road, Farmington Hills, Mi 48336,

the Lessee, hereinafter designated as the Tenant.

Description   (2) WITNESSETH: The Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed by the Tenant, does hereby lease unto the Tenant the following described premises situated in the City of Farmington Hills, County of Oakland, State of Michigan

              to-wit: a store approximately 1,700 square feet in a shopping center approximately 3,100 square feet with all common areas including driveways, parking areas, and sidewalks better known as:
              29006 W. Eight Mile

Term                (3) For the term of 5 years
              from and after the 15th              day of February             ,
              2005     fully to be completed and ended, the Tenant yielding and
              paying during the continuance of this lease unto the Landlord

Rent                for rent of said premises for said term, the sum of One
              Hundred Two Thousand and 00/100 Dollars ($102,000.00) in lawful money of the United States payable in monthly installments in advance, upon the first (1st)* day of each and every month as follows: Months 1 - 60 at $1,700.00 per month
              *All rental payments received after the 10th of the due date shall have a $40.00 late charge.

Rent                (4) The Tenant hereby hires the said premises for the said term its above mentioned and covenants well and truly to pay, or cause to be paid unto the Landlord at the dates and times above mentioned, the rent above reserved.

Insurance     (5) In addition to the rentals hereinbefore specified, the Tenant agrees to pay as additional rental any increase on premiums for insurance against loss by fire that may be charged during the term of this lease on the amount of insurance now carried by the Landlord on the premises and on the improvements situated on said premises, resulting from the business carried on in the leased premises by the Tenant or the character of its occupancy, whether or not the Landlord has consented to the same.
              (6) If the Tenant shall default in any payment or expenditure other than rent required to be paid or expended by the Tenant under the terms hereof, the Landlord may at his option make such payment or expenditures in which event the amount thereof shall be payable as rental to the Landlord by the Tenant on the next ensuing rent day together with interest at 9% per annum from the date of such payment or expenditure by the Landlord and on default in such payment the Landlord shall have the same remedies as on default in payment of rent.
              (7) All payments of rent or other sums to be made to the Landlord shall be made at such place as the Landlord shall designate in writing from time to time and every payment required to be made by Tenant under this Lease shall be made without set-off or deduction whatsoever.

Assignment    (8) The Tenant covenants not to assign or transfer this lease or hypothecate or mortgage the same or sublet said premises or any part thereof without the written consent of the Landlord. Any assignment, transfer, hypothecation, mortgage or subletting without said

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              written consent shall give the Landlord the right to terminate his lease and to re-enter and repossess the leased premises. Landlord agrees not to unreasonably withhold consent, reserving however, the right to determine the conditions that shall be imposed with respect to same.

Bankruptcy    (9) The Tenant agrees that if the estate created hereby shall be
and           taken in execution, or by other process of law, or if the Tenant
Insolvency    shall be declared bankrupt or insolvent, according to law, or any receiver be appointed for the business and property of the Tenant, or if any assignment shall be made of the Tenant's property for the benefit of creditors, then and in such event this lease may be canceled at the option of the Landlord.

Right to      (10) The Landlord reserves the right to subject and subordinate
Mortgage      this lease at all times to the lien of any mortgage or mortgages now or hereafter placed upon the Landlord's interest in the said premises and on the land and buildings of which the said premises are a part or upon any buildings hereafter placed upon the land of which the leased premises form a part. And the Tenant covenants and agrees to execute and deliver upon demand such further instrument or instruments subordinating this lease to the lien of any such mortgage or mortgages as shall be desired by the Landlord and any mortgagees or proposed mortgagees and hereby irrevocably appoints the Landlord the attorney-in-fact of the Tenant to execute and deliver any such instrument or instruments for and in the name of the Tenant. To include an Estoppel Certificate within five (5) days of written demand from Landlord.

Use and       (11) It is understood and agreed between the parties hereto that
Occupancy     said premises during the continuance of this lease shall be used and occupied for Office and for no other purpose or purposes without the written consent of the Landlord, and that the Tenant will not use the premises for any purpose in violation of any law, municipal ordinance or regulation, and that on any breach of this agreement the Landlord may at his option terminate this lease forthwith and re-enter and repossess the leased premises.

Fire (12) It is understood and agreed that if the premises hereby leased be damaged or destroyed in whole or in part by fire or other casualty during the term hereof, the Landlord will repair and restore the same to good tenantable condition with reasonable dispatch, and that the rent herein provided for shall abate entirely in case the entire premises are untenantable and pro rata for the portion rendered untenantable, in case a part only is untenantable, until the same shall be restored to a tenantable condition; provided, however, that if the Tenant shall fail to adjust his own insurance or to remove his damaged goods, wares, equipment or property within a reasonable time, and as a result thereof the repairing and restoration is delayed, there shall be no abatement of rental during the period of such resulting delay, and provided further that there shall be no abatement of rental if such fire or other cause damaging or destroying the leased premises shall result from the negligence or willful act of the Tenant, his agents or employees, and provided further that if the Tenant shall use any part of the leased premises for storage during the period of repair a reasonable charge shall be made therefor against the Tenant, and provided further that in case the leased premises, or the building of which they are a part, shall be destroyed to the extent of more than one-half of the value thereof, the Landlord may at his option terminate this lease forthwith by a written notice to the Tenant. If the damage or destruction is due to the fault or neglect of Tenant, the debris shall be removed at the expense of Tenant.

Repairs (13) The Landlord after receiving written notice from the Tenant and having reasonable opportunity thereafter to obtain the necessary workmen therefor agrees to keep in good order and repair the roof and the four outer walls of the premises but not the doors, door frames, the window glass, window casings, window frames, windows or any of the appliances or appurtenances of said doors or window casings, window frames and windows, or any attachment thereto or attachments to said building or premises used in connection therewith. Notwithstanding the foregoing, Tenant, his employees or agents shall not go on the roof without the express permission of the Landlord.

Insurance     And the Tenant agrees to keep the plate glass insured with a responsible Insurance Company in the name of the Landlord and to deliver the policy or policies to the Landlord and upon his failure to do so the Landlord may place such insurance and charge

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              the same to the Tenant as so much additional rent as provided in
              Paragraph 6; but the failure on the part of the Landlord to place such insurance does not release the Tenant of the liability. Tenant also agrees to carry fire insurance on the contents including improvements and business interruption insurance.

Tenant to     (14) The Tenant agrees to indemnify and hold harmless the Landlord
Indemnify     from any liability for damages to any person or property in, on or about said leased premises from any cause whatsoever; and Tenant will procure and keep in effect during the term hereof public liability and property damage insurance for the benefit of the Landlord in the sum of One Million and 00/100ths ($1,000,000.00) dollars combined single limit, bodily and property damage per occurrence and aggregate. Tenant shall deliver said policies to the Landlord and upon Tenant's failure to do so the Landlord may at his option obtain such insurance and costs thereof shall be paid as additional rent due and payable upon the next ensuing rent day.

Repairs and   (15) Except as provided in Paragraph 13 hereof, the Tenant further
Alterations   covenants and agrees that he will, at his own expense, during the continuation of this lease, keep the said premises and every part thereof, including all electrical, heating/cooling and plumbing, in as good repair and at the expiration of the term yield and deliver up the same in like condition as when taken, reasonable use and wear thereof and damage by the elements excepted. The
              Tenant shall not make any alterations, additions or improvements to said premises without the Landlord's written consent, and all alterations, additions or improvements made by either of the parties hereto upon the premises, except movable office furniture and trade fixtures put in at the expense of the Tenant, shall be the property of the Landlord, and shall remain upon and be surrendered with the premises at the termination of this lease, without molestation or injury. Tenant shall cause to be discharged of record, any liens that may be filed against the demised premises resulting from Tenant.

              The Tenant covenants and agrees that if the demised premises consists of only a part of a structure owned or controlled by the Landlord, the Landlord may enter the demised premises at reasonable times and install or repair pipes, wires and other appliances or make any repairs deemed by the Landlord essential to the use and occupancy of other parts of the Landlord's building.

Eminent       (16) See Paragraph B of Rider to Lease Agreement attached hereto
Domain        and incorporated herewith by reference.

Reservation   (17) The Landlord reserves the right of free access at all times to the roof of said leased premises and reserves the right to rent said roof for advertising purposes. The Tenant shall not erect any structures for storage or any aerial, or use the roof for any purpose without the consent in writing of the Landlord.

Care of       (18) The Tenant shall not perform any acts or carry on any
Premises      practices which may injure the building or be a nuisance or menace to other Tenants in the building and shall keep premises under his control (including adjoining drives, streets, alleys or yards) clean and free from rubbish, dirt, snow and ice at all times, and it is further agreed that in the event the Tenant shall not comply with these provisions, the Landlord may enter upon said premises and have rubbish, dirt and ashes removed and the side walks cleaned, in which event the Tenant agrees to pay all charges that the Landlord shall pay for hauling rubbish, ashes and dirt, or cleaning walks. Said charges shall be paid to the Landlord by the Tenant as soon as bill is presented to him and the Landlord shall have the same remedy as is provided in Paragraph 6 of this lease in the event of Tenant's failure to pay.

              (19) The Tenant shall at his own expense under penalty of forfeiture and damages promptly comply with all lawful laws, orders, regulations or ordinances of all municipal, County and State authorities affecting the premises hereby leased and the cleanliness, safety, occupation and use of same. Plumbing facilities shall be used for the purposes for which they were constructed and any breakage, stoppage and/or damage and the resultant repair costs shall be the responsibility of Tenant.

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Condition     (20) The Tenant further acknowledges that he has examined the said
of Premises   leased premises prior to the making of this lease, and knows the
at Time of    condition thereof, and that no representations as to the condition
Lease         or state of repairs thereof have been made by the Landlord, or his agent, which are not herein expressed, and the Tenant hereby accepts the leased premises in their present condition at the date of the execution of this lease. (21) The Landlord shall not be responsible or liable to the Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connected with the premises hereby leased or any part of the building of which the leased premises are a part or for any loss or damage resulting to the Tenant or his property from bursting, stoppage or leaking of water, gas, sewer or steam pipes.

Re-Renting    (22) The Tenant hereby agrees that for a period commencing 90 days prior to the termination of this lease, the Landlord may show the premises to prospective Tenants, and 60 days prior to the termination of this lease, may display in and about said premises and in the windows thereof, the usual and ordinary "TO RENT" signs.

Holding       (23) It is hereby agreed that in the event of the Tenant herein
Over          holding over after the termination of this lease, thereafter the tenancy shall be from month to month in the absence of a written agreement to the contrary.

Gas, Water,   (24) The Tenant will pay all charges made against said leased
Heat,         premises for gas, water, heat and electricity during the
Electricity   continuance of this lease, as the same shall become due.

Advertising   (25) It is further agreed that all signs and advertising displayed
Display       in and about the premises shall be such only as advertise the business carried on upon said premises, and that the Landlord shall control the character and size thereof, and that no sign shall be displayed excepting such as shall be approved in writing by the Landlord, and that no awning shall be installed or used on the exterior of said building unless approved in writing by the Landlord.

Access to     (26) The Landlord shall have the right to enter upon the leased
Premises      premises at all reasonable hours for the purpose of inspecting the same. If the Landlord deems any repairs necessary he may demand that the Tenant make the same and if the Tenant refuses or neglects forthwith to commence such repairs and complete the same with reasonable dispatch the Landlord may make or cause to be made such repairs and shall not be responsible to the Tenant for any loss or damage that may accrue to his stock or business by reason thereof, and if the Landlord makes or causes to be made such repairs the Tenant agrees that he will forthwith on demand pay to the Landlord the cost thereof with interest at 9 % per annum, and if he shall make default in such payment the Landlord shall have the remedies provided in Paragraph 6 hereof.

Re-Entry (27) In case any rent shall be due and unpaid or if default be made in any of the covenants herein contained, or if said leased premises shall be deserted or vacated, then it shall be lawful for the Landlord, his certain attorney, heirs, representatives and assigns, to re-enter into, re-possess the said premises and the Tenant and each and every occupant to remove and put out.

Quiet         (28) The Landlord covenants that the said Tenant, on payment of
Enjoyment     all the aforesaid installments and performing all the covenants aforesaid, shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid.

Expenses,     (29) In the event that the Landlord shall, during the period
Damages,      covered by this lease seeks a money judgment against Tenant and/or
Re-Entry      seeks to obtain possession of said premises by re-entry, summary proceedings, or otherwise, the Tenant hereby agrees to pay the Landlord the expense incurred in obtaining possession of said premises, and also all expenses and commissions which may be paid in and about the letting of the same, and all other damages, including legal and attorney fees.

Remedies      (30) It is agreed that each and every of the rights, remedies and
not           benefits provided by this lease shall be cumulative, and shall not
Exclusive     be exclusive of any other of said rights, remedies and benefits, or of any other rights, remedies and benefits allowed by law.

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Waiver        (31) One or more waivers of any covenant or condition by the
              Landlord shall not be construed as a waiver of a further breach of the same covenant or condition.

Delay of      (32) It is understood that if the Tenant shall be unable to enter
Possession    into and occupy the premises hereby leased at the time above provided, by reason of the said premises not being ready for occupancy, or by reason of the holding over of any previous occupant of said premises, or as a result of any cause or reason beyond the direct control of the Landlord, the Landlord shall not be liable in damages to the Tenant therefor, but during the period the Tenant shall be unable to occupy said premises as hereinbefore provided, the rental therefor shall be abated and the Landlord is to be the sole judge as to when the premises are ready for occupancy.

Notices (33) Whenever under this lease a provision is made for notice of any kind it shall be deemed sufficient notice and service thereof if such notice to the Tenant is in writing addressed to the Tenant at his last known Post Office address or at the leased premises and deposited in the mail with postage prepaid and if such notice to the Landlord is in writing addressed to the last known Post Office address of the Landlord and deposited in the mail with postage prepaid. Notice need be sent to only one Tenant or Landlord where the Tenant or Landlord is more than one person.

              (34) It is agreed that in this lease the word "he" shall be used as synonymous with the words "she," "it' and " they," and the word "his" synonymous with the words "her," "its" and "their."

              (35) The covenants, conditions and agreements made and entered into by the parties hereto are declared binding on their respective heirs, successors, representatives and assigns.

              (36) In the event security is given, Paragraph 37 on the last page shall be deemed a part of this lease.

      IN WITNESS WHEREOF, The parties have hereunto set their hands and seals the day and year first above written.

WITNESSED BY:

_______________________________         __________________________________(L.S.)

_______________________________         __________________________________(L.S.)

_______________________________         __________________________________(L.S.)

_______________________________         __________________________________(L.S.)

      IN CONSIDERATION of the letting of the premises in the foregoing
instrument described, and for the sum of one dollar, to            paid
do hereby become surety for the punctual payment of the rent and performance of the covenants in said instrument mentioned, to be paid and performed by the
second part               therein named; and if any default shall at any time be
made therein do hereby promise and agree to pay unto the part       of the first
part named in said instrument, the said rent and arrears thereof that may be due, and fully satisfy the condition of said instrument, and all damages that may occur by reason of the nonfulfillment thereof, without requiring notice or proof of the demand being made. The Landlord shall not be held to strict construction adopted in cases of principal and surety. The surety shall not have the right to claim discharge, or plead by way of defense any extension of time given by the Landlord, failure of the Landlord to give notice of default, receipt by the Landlord of securities from the Tenant, failure of the Landlord to pursue the Tenant and his property with due diligence or to apply other remedies and other securities which may possibly be available to the Landlord and any direct release, unless it be in writing duly authorized and executed.

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      WITNESS     hand     and     seal    this    day     of   199.

                                    ______________________________________(L.S.)

STATE OF MICHIGAN     )
                      )ss.
COUNTY OF_____________)

      On this ________day of _____________ in the year of our Lord One Thousand Nine Hundred and Ninety- eight before me, a Notary Public in and for said County, appeared to me personally known, who, being by me sworn, did (1) say that (2) the corporation named in and which executed the within instrument, and that the seal affixed to said instrument is the corporate seat of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors; and said ______________________acknowledges said instrument to be the free act and deed of said corporation.

____________________________________
Notary Public      County, Michigan.
My Commission Expires:

                               SECURITY PROVISION
                  Paragraph 37 (Refer to Paragraph 36 of Lease)

      The Landlord herewith acknowledges the receipt of One Thousand Seven Hundred ($1,700.00 ) Dollars which he is to retain as security for the faithful performance of all of the covenants, conditions, and agreements of this lease, but in no event shall the Landlord be obliged to apply the same upon rents or other charges in arrears or upon damages for the Tenants' failure to perform the said covenants, conditions, and agreements; the Landlord may so apply the security at his option; and the Landlord's right to the possession of the premises for non-payment of rent or for any other reason shall not in any event be affected by reason of the fact that the Landlord holds this security. The said sum if not applied toward the payment of rent in arrears or toward the payment of damages suffered by the Landlord by reason of the Tenant's breach of the covenants, conditions, and agreements of this lease is to be returned to the Tenant when this lease is terminated, according to these terms, and in no event is the said security to be returned until the Tenant has vacated the premises and delivered possession to the Landlord.

      In the event that the Landlord repossesses himself of the said premises because of the Tenant's default or because of the Tenant's failure to carry out the covenants, conditions, and agreements of this lease, the Landlord may apply the said security upon all damages suffered to the date of said repossession and may retain the said security to apply upon such damages as may be suffered or shall accrue thereafter by reason of the Tenant's default or breach. The Landlord shall not be obliged to keep the said security as a separate fund, but may mix the said security with his own funds.

                                               Landlord:

                                               By: /s/ A. S. Nakadar (L.S.)
                                                   ------------------------
                                                   A. S. Nakadar

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                         ATTACHED TO AND MADE A PART OF

                         A CERTAIN LEASE BY AND BETWEEN
                             AS NAKADAR, AS LANDLORD
                                       AND
                         MUSLIM MEDIA NETWORK AS TENANT
                       CONCERNING LEASED PREMISES LOCATED
                    AT 29006 W. EIGHT MILE, FARMINGTON HILLS

A. Regardless of any other clause recited in this Lease Agreement, it is understood and agreed that Tenant may not solicit business nor at any time engage in business at the herein demised premises, except from within its leased premises. Therefore, Tenant and its employees may not use any of the common areas of the Shopping Center for any purpose except for ingress or egress, and parking for themselves and Tenant's patrons and invites. Tenant agrees to cause Tenant, it's employees, and agents, to park their cars only in areas specifically designated for that purpose so as not to consume parking spaces adjacent to the retail stores, to assure that the same will be available for retail patrons. In the event Tenant, it's agents or employees shall fall to park in spaces designated by Landlord, then in such event, Tenant agrees to pay Landlord, upon demand, Ten Dollars ($10.00) per violation for each day. Tenant shall furnish the Landlord, upon demand from time to time, a complete list of Tenant and Tenant's employees and agents, and a complete description of their automobile and license plate numbers, to enable enforcement of the foregoing provisions.

B. Eminent Domain - (Total Condemnation): If the whole of the premises hereby leased shall be taken by any public authority under the power of eminent domain, then the term of Tube Turns his Lease shall cease as of the day possession shall be taken by such public authority and the rent shall be paid up to the day with a proportionate refund by Landlord of such rent as may have been paid in advance.

      (Partial Condemnation): If less than the whole but more than (20%) percent of the leased premises shall be taken under eminent domain. Tenant shall have the right to either terminate this Lease and declare the same null and void, or continue In possession of the remainder of the leased premises, and shall notify Landlord In writing prior to any such taking of Tenant's intention. In the event Tenant elects to remain in possession, all of the terms herein provided shall continue in effect, except that the minimum rent shall be reduced in proportion to the amount of the premises taken, and Landlord shall, at its own cost and expense make all necessary repairs or alterations to the basic building, store front, so as to constitute the remaining premises as a complete architectural unit.

      (Landlord's and Tenant's Damages): All damages awarded for such taking under power of eminent domain, whether for a whole or a part of the leased premises shall belong to and be the properly of Landlord whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the premises;

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      provided however, that Landlord shall not be entitled to the award made to
      Tenant for loss of business, depreciation to, and cost of removal of stock and fixtures.

C. (1) Surrender of Demised Premises: Tenant covenants and agrees to surrender possession of the Demised Premises to Landlord. upon the expiation of the term of this Lease or any renewals or extensions thereof, or earlier termination of this Leases or Tenant's right to possession as herein provided, broom clean and in as good condition and repair as the same shall be at the commencement of the term hereof, or as the same may have put by Landlord and Tenant during the continuance hereof and any renewals or extensions, ordinary wear and tear excepted.

C (2)Tenant's Property, Alterations, Or Additions: All fixtures, improvements, alterations and additions which may be made or installed by either Landlord or Tenant in or about the Demised Premises and which are in any manner attached to the floors, walls, or ceilings, except Trade fixtures, shall belong to and be the property of Landlord and shall remain on the Demised Premises at the expiration or termination of this Lease, except for that property which Landlord may designate that Tenant either shall or may remove, by notice in writing to Tenant prior to such expiration or termination, or any renewals or extensions thereof. Tenant agrees to repair all damage to the Demised Premises caused by any such removal (including removal of trade fixtures) and restore the Demised Premises to the condition in which they were prior to the removal of said articles. Any such property so designated by Landlord to be removed which shall be left in or upon the Demised Premises, shall be deemed abandoned by Tenant and may be retained or disposed of by Landlord, as Landlord shall desire. If Landlord elects to remove such properly Tenant shall pay upon demand the cost or removal, including the cost of any necessary repair or restoration of the Landlord's Premises.

D. Non-Waiver: No default in the payment of rent or any other amount required to be paid under the terms of this Lease, or the failure of Landlord to enforce the provisions of this Lease upon any default by Tenant shall be construed as creating a custom of deferring payment or as in any way modifying the terms and conditions of this Lease, or as a waiver of Landlord's rights to exercise any privilege given to the Landlord by law or under the terms and conditions of this Lease. Landlord may not be deemed to have waived any of Landlord's rights except to the extent that the same shall have been reduced to writing and signed by the Landlord, and such waiver shall be limited to the terms of such writing. The parties declare that time is of essence with respect to the covenant under this Lease. If any terms or provisions of this Lease or the application thereof to any person or circumstances shall to any extent be declared by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each of the remaining terms and conditions of this Lease

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      shall be valid and enforceable In accordance with their terms to the fullest extent permitted by law.

E. Tenant hereby waives the right to demand a jury in any litigation instituted by the Landlord in which Landlord seeks to recover any rental obligations accruing under this Lease Agreement. Tenant also agrees not to assert in any such action any set-off or counterclaim to endeavor to avoid or defeat the Landlord's claim of his right to receive the rental obligations under this Lease. The foregoing waivers shall not affect Tenant's rigid to make a demand for jury trial with respect to any litigation not related to those matters above described nor shall it deprive Tenant of the right of asserting any matter which may otherwise be the subject of a set-off or counterclaim in separate action. Any such separate action shall not be consolidated into the Landlord's action to secure payment of the aforesaid rental obligations.

F. DEFAULT: In the event Tenant fails to pay any rental obligations on or before the date due with respect to rental defaults, and with respect to non-rental defaults, shall fall to perform any of the other covenants of this Lease Agreement and shall fall to rectify the same within Seven (7) days after written notice of such default has been given to Tenant, or after any such rental or non-rental default shall have been cured and shall reoccur within twelve (12) months of such default, Landlord shall have the right to re-enter the premises through lawful means and remove Tenant from the lease premises, with or without terminating the Lease at the exclusive option of the Landlord. In the event Landlord recovers possession of the premises as a result of Tenant's default and does not elect to terminate this lease, Landlord shall have the right from time to time to make such repairs to the premises as shall be determined necessary by Landlord and shall have the right to re-let the same upon such terms and conditions as Landlord, in its sole discretion deems advisable without interference by Tenant; and upon such re-letting, all rentals received by Landlord shall be applied first to payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs and expenses of such re-letting, including brokerage fees and attorney fees and the costs of alterations and repairs: third, to the payment of rent due and unpaid hereunder; and the residue, if any, shall be held by the Landlord and applied to payment of future rent as the same shall become due and payable hereunder. If such rentals received from such re-letting during any month are less than rentals payable for that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and be paid monthly. No such re-entry or taking possession of said premises by Landlord shall be construed as an election on Landlord's part to terminate this Lease, unless a written notice of such intention is given to Tenant, or unless the termination hereof be declared by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Landlord may at any time thereafter elect to terminate this lease for any previous breach.

G. REAL ESTATE TAXES: Tenant shall pay to Landlord as additional rent during each lease year its "proportionate share", as hereunder defined of the real property taxes and assessments without limitation payable by Landlord during each lease

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

      year with respect to the entire Shopping Center. In the event the Stale of Michigan or any political subdivision thereof, or any governmental authority having jurisdiction thereover, shall impose a tax and/or assessment of any kind or nature upon, against or with, respect to rentals payable by Tenant to Landlord, or on the income of Landlord derived from the Leased Premises (other than the current income or single business tax), or with respect to the ownership, occupancy or rental of the land and buildings comprising the Leased Premises, either by way of substitution for all or any part of the real estate taxes levied or assessed against such land and buildings, or in addition thereto, such tax and/or assessment shall be deemed to constitute a real estate tax against such land and such building for the purposes of this clause, to include personal properly taxes if applicable. Tenant's "proportionate share" shall be equal to the product obtained by multiplying such taxes and assessments by a fraction the numerator of which shall be the total number of square feet of area of the Tenant's Leased Premises and the denominator the total number of square feet of area in the Shopping Center. Landlord shall have the option to exclude from the denominator any first floor area of the rentable space of any portion of the Shopping Center and any land and improvements appurtenant thereto, that may now or hereafter be separately taxed, billed or assessed. Tenant's "proportionate share" of all of the aforesaid taxes and assessments levied or assessed for or during the term hereof, as determined by Landlord, shall be paid in monthly installments, on or before the first day of each calendar month, in advance, in an amount estimated by Landlord; provided, that in the event Landlord is required under any Mortgage covering the Shopping Center to escrow real estate taxes, Landlord may but shall not be obligated to, use the amount required to be escrowed as a base for its estimate of the monthly installments due from Tenant hereunder. Upon receipt of all tax bills and assessment bills attributable to any calendar year during the term hereof, Landlord shall furnish Tenant with a written statement of the taxes and assessments for such year. In the event no tax bill is available, Landlord will compute the amount of such lax.

H. COMMON AREA MAINTENANCE: Tenant agrees to pay Landlord in the manner hereinafter provided Tenant's "proportionate share" of all cost and expenses of every kind and nature paid or incurred by Landlord in operating, equipping, policing and protecting, lighting, heating, air conditioning, insuring. repairing, replacing, and maintaining the (1) common areas and (2) all other areas, facilities and buildings used in the maintenance and operation of the Shopping Center (hereinafter collectively referred lo as "common areas"), including the cost of insuring all properly provided by Landlord which may at any time comprise the Shopping Center. Such cost and expense shall include, but not be limited to, illumination, lighting, snow removal, line painting and landscaping, supplies and an amount equal to fifteen per cent (15%) of the total, of all the foregoing costs and expenses to cover Landlords' administrative costs.

      Tenant's "proportionate share" shall be computed on the basis that the total number of square feet of area of Tenant's licensed premises bears to the total number of square feet area in the Shopping Center. The common area maintenance expenses payable

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

      by Tenant hereunder shall be payable by Tenant in monthly installments on or before the first day of each calendar month, in advance, in an amount estimated by Landlord. Said account shall be reconciled annually against actual expenses versus estimated payments and Tenant's account debited or credited accordingly. Tenant shall have the right to review all expenses during normal business hours at Landlord or assignee's location.

I. INSURANCE: Supplementing paragraph (5) hereof, Tenant shall pay to Landlord as additional rent during each year its "proportionate share" as hereinafter defined by the cost of the general liability and properly insurance, boiler and machinery, excess liability, fire and extended coverage insurance (including rental interruption insurance and Difference in Condition coverage, if any) on the replacement value of the buildings in the Shopping Center and all improvements thereon, payable by Landlord in any lease year or portion thereof. Tenant's obligations under this Section shall commence as of the date of Landlord's delivery of possession the leased premises to Tenant. Tenant's "proportionate share" shall be computed on the basis that the total number of square feet area in the Shopping Center. The insurance expense(s) shall be payable in monthly installments on or before the first day of each calendar month, in advance, in an amount estimated by Landlord. Said account shall be reconciled annually against actual expenses versus estimated payments and Tenant's account debited or credited accordingly. Tenant shall have the rigid lo review all expenses during normal business hours at Landlord's or assignee's location.

J.    [Intentionally omitted]

K.    MISCELLANEOUS CONDITIONS

      (1) Tenant acknowledges that it is leasing shell space and agrees to accept the same in "as is" condition, with the exception of the remaining specific terms and conditions of this paragraph. Landlord shall not be required to perform any work with respect to the premises, except as specifically outlined in Exhibit "A" attached hereto and described as Landlord's Work. Any work that Tenant may require, or deem desirable with respect to the premises, shall be first presented to Landlord in the form of plans and specifications requiring Landlord's prior written approval. Such plans and specifications shall be prepared by Tenant and delivered to Landlord not later fifteen (15) days following the date of Landlord's execution of this Lease, or before any work is to be performed. Landlord shall not unreasonably withhold its consent. The Landlord's position shall be stated to Tenant in writing, whereupon Tenant's work shall be completed in accordance with the plans and specifications by Tenant at Tenant's sole cost, using licensed, bonded, and insured contractors and materials complying at all times with the code and regulations of the governmental agencies having jurisdiction over the properly.

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

      (2) Tenant shall not erect or install any exterior or interior window or door lettering, or placards, without the previous consent of Landlord. Tenant agrees not to use any advertising media that shall be deemed objectionable to Landlord or other Tenants, such as loud speakers, phonographs or radio broadcasts in a manner to be heard outside the leased premises. Tenant shall not install any outside decorations or painting, or build any fences or make any changes to the store front without the previous consent of Landlord. Simultaneous with Tenant's delivery of its plans and specifications under paragraph (1) hereof, Tenant shall submit to Landlord Tenant's written detail for the completion of its store front sign for Landlord's approval. The store front sign in all respects shall confirm to the detail and specifications of Exhibit attached hereto and by this reference made a part hereof. Tenant shall, within thirty (30) days of the Landlord's written approval of Tenant's plans for completion of its store front, in all respects complete the installation of Tenant's store front sign. Landlord shall have the right, but not the obligation, to complete Tenant's store front sign and the cost to Landlord for completion of such sign shall become additional rent, payable within ten (10) days of Landlord's billing of the same to Tenant.

      (3) Landlord retains the exclusive right to add, delete and otherwise alter the Shopping Center buildings, common areas, and the land (including any additions or deletions thereto made hereafter by Landlord) which now and hereafter may be by Landlord made a part of the Shopping Center. Landlord agrees that the privileges herein retained by Landlord shall be exercised in such a manner as to avoid unreasonable interference with the conduct of Tenant's business.

      (4) If Tenant is given possession of the leased premises prior to the commencement of the term hereof, such possession shall be for the purpose of enabling Tenant to ready the premises for the conduct of its business. All of the terms and conditions of this Lease, with the exception of Minimum Rent, Real Estate Taxes, Insurance and Common Area Maintenance shall be fully applicable during the period of possession prior to commencement of the term. In the event Tenant shall commence to conduct any business prior to the date of commencement of the Lease, then on such prior date, Tenant shall, beginning such date, commence to pay minimum rent, Real Estate Taxes. Insurance and Common Area Maintenance expenses pro-rated on a daily basis from the date Tenant shall commence to conduct business to the date of commencement of the terms hereof.

      (5) No electric wires or other electric apparatus shall be installed in the leased premises except on the prior written approval of the Landlord; and If such written approval is obtained from the Landlord, the installation shall be under the direct supervision of Landlord. Any such installation that may be made by Tenant, notwithstanding the same being a default under this lease Agreement, shall be removable by the Landlord at the expense of Tenant.

      (6) Landlord reserves the right from time to time to establish, modify, delete and administer rules and regulations applicable to the Shopping Center and herein demised leased premises. Notice of such rules and regulations, modifications,

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

      additions or deletions thereto, if any, shall be in writing and communicated to the Tenant. Tenant shall comply with all of such rules and regulations, with the understanding that such rules and regulations shall be non-discriminatory and apply uniformly to all tenants.

      (7) The parties hereto declare that this writing contains the entire understanding between the parties hereto in relation to this transaction. No representations nor warranties have been made by Landlord, except to the extent that the same are expressly contained within the terms of this writing. No modification shall be of any force or effect whatsoever unless and until reduced to writing and signed by the respective parties hereto.

      (8) Tenant shall open and continually operate the demised premises, during all reasonable business hours, a minimum of forty (40) hours per week. In the event of any breach of any of these covenants, Landlord may, at its option, terminate this Lease forthwith and re-enter and repossess the demised premises; but not before Tenant has received written notice of said breach and shall have ten (10) days to cure same.

      (9) Tenant shall be responsible for installing a fire extinguisher, consistent with his/her occupancy and conformity with the fire code and insurance company recommendations. Tenant shall have fire extinguisher(s) serviced by a qualified contractor on an annual basis.

      (10) All parties agree that there shall be a $40.00 charge for all checks returned by our bank for insufficient or uncollected funds.

      (11) Attornment: In the event any proceedings are brought for foreclosure or in the event of exercise of power of sale under any mortgage made by Landlord covering the leased premises, or areas surrounding same. Tenant shall, at the option and request of Purchaser, attorn to the Purchaser upon any such foreclosure or sale and recognize Purchaser as the Landlord under this lease.

      (12) Notwithstanding any provisions in this Agreement to the contrary, the Tenant shall keep the sidewalk, service area and loading area immediately adjacent to the leased premises free from ice and snow. It is understood that the Landlord as part of the general maintenance of the common areas, will provide snow removal service, however, should weather conditions result in ice and snow at times when such removal service is not available. Tenant shall be responsible for the snow and ice removal, from the afore-described areas.

      (13) Tenant shall secure a permit from the Township/City prior to opening for business, and ask building department for the final inspection of his/her premises. At that time an occupancy permit shall be issued.

      (14) The submission of this Lease for examination does not constitute a

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

      reservation of or option for the leased premises, and this Lease becomes effective as a lease only upon execution and delivery thereof by Landlord and Tenant.

      (15) Landlord is hereby given permission to use Tenant's name and/or d/b/a in publicity used in leasing center.

      (16) If at any time during the term of this Lease, or any option period, a check for the payment of rent or other monies due to the Landlord does not clear the bank for credit to the Landlord's account then, at Landlord's discretion, all future payments by Tenant to Landlord shall be by certified check, Cashiers check or money order only.

L.    Additional Insurance Clauses:

      (1) Waiver of Subrogation - Each party hereto does hereby remise, release, and discharge the other party hereto and any officer, agent, employees or representative of such party, of and from any liability whatsoever hereafter arising from loss, damage or injury caused by fire or other casualty for which insurance (permitting waiver of liability containing a waiver of subrogation) is carried by the injured party at the time of such loss, damage or injury to the extent of any recovery by the injured party under such Insurance.

      (2) Insurance Recommendations - The Landlord is responsible for the purchase of maintenance of properly insurance on the building. The insurance carrier will, from time to time, inspect recommendations that, when implemented, may avoid loss. The Tenant agrees so permit such inspection and comply with all recommendations within thirty (30) days of notification by the Landlord. The Tenant recognizes that failure to comply with recommendations may result in the loss of insurance by Landlord or increase in cost. An increase in the cost of insurance, due to the failure to comply with these insurance recommendations will be passed on the Tenant as provided elsewhere in this Lease.

      (3) Tenant shall save Landlord and its agent harmless and indemnified from all loss, damage, liability or expense incurred, suffered, or claim by any person by reason of Tenant's negligence or use of the leased premises or the building of which the leased premises are a part or anything therein, or the parking facilities on or adjacent thereto, or by reason of any injury, loss, or damage to any person or properly upon the leased premises not caused by the negligence of the Landlord.

M. Termination and Acceleration. Landlord may at any time elect to terminate this Lease for any breach or default by Tenant, by giving Tenant a prior written thirty (30) day notice delivered by Certified Mail Return Receipt Requested. Should Landlord, at any time terminate this Lease for any breach or default, then in addition to any other remedies Landlord may have, it may recover from

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

      Tenant all damages it may incur by reason of breach, including the cost or recovering Demised Premises, reasonable attorney's fees, and all indebtedness due it by Tenant, including, if any, the amount of all actual costs and other expenses.

N. Option to Renew. Provided Tenant is not in default hereunder, Tenant shall have the option(s) to renew this Lease for one period(s) of three (3) year(s). Said options must be in writing by Certified Mail Return Receipt Requested to Landlord no later than ninety (90) days prior to the expiration of the base Lease or option(s), whichever is applicable. All terms and conditions of this Lease shall remain fully operative during the renewal term except any abatement of rental or other expenses that Landlord may have given as an inducement on signing the Base Lease. ( rental TBD )

O. Securing Premises. Landlord reserves the right to enter and secure the premises and change lime entrance locks If necessary in the event of the following:

      (A) Tenant has been notified in writing that Tenant is in default under the terms and conditions of this lease and thirty (30) days have passed since notification of same.

      (B) In the event the entrance locks are changed, Landlord shall store any property within the premises for a period of thirty (30) days at an expense of Six Dollars ($6.00) per day.

      (C) After thirty (30) storage days have expired. Landlord reserves the right to sell and or dispose of any Items within the secured premises.

      (D) Tenant shall bear the risk of loss, damage or destruction to any of the property that remains on or in the leased premises, and shall hold Landlord harmless for any damage thereto.

P.    Additional Conditions.

      (1) Tenant shall not incur any improvement or equipment liens without the Landlord's written approval and with the understanding that Landlord shall be held harmless.

      WITNESSED BY:                             LANDLORD: A. S. NAKADAR

      _________________________                 /s/ A. S. Nakadar
                                                -----------------

                                                A. S. Nakadar
      _________________________

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                                                TENANT:
                                                Muslim Media Network, Inc.

      _________________________                 By: /s/ A. S. Nakadar
                                                    -----------------
                                                Its: President

      _________________________

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